1 Q1 2014 Investor Presentation

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented from time to time in our periodic reports filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions of financial institutions; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; political instability, acts of war or terrorism and natural disasters; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

3 Company Overview

# A Foundation for Growth

## Company Overview

- Raised $974 million in late 2009
- Completed four acquisitions in 12 months
  - Three failed banks, one 39 banking center purchase
- Profitable since inception of banking operations[1]
- Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA
- Fully integrated acquired franchises into scalable operating platform
- Successful organic asset generation strategy – loan growth inflection point achieved
- Quality loan originations positively trending toward ~$250mm/quarter
- Successfully repurchased 16.1% of shares ($166mm) since IPO

## NBHC 1Q14 Snapshot

| | |
|---|---|
| Stock Price | $19.06 |
| Market Cap | $838mm |
| Assets | $4.9bn |
| Loans | $2.0bn |
| Deposits | $3.9bn |
| Banking Centers | 97 |
| TBV / Share (Current / with Excess Accretable Yield) | $18.44 / $19.20[2] |
| Excess Capital (10% Tier 1 Leverage Ratio) | $300mm |

Note: Market data as of 8-May-14, repurchase data through 9-May-14, financial information as of 31-March-14.
[1] Excludes IPO expenses.
[2] 1Q14 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.76 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

5

6 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Loan balance inflection point achieved early as a result of strong organic growth  Net interest income has stabilized  Expertise in mergers and acquisitions with substantial future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors

7 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives Opportunistic Capital Management

# Strategic Execution Highlights

**Further Franchise Development**

- Expanded Product Offerings
- 2Q13 – Launch of Capital Finance Team
- 4Q13 – Launch of Specialty Gov't and Non-Profit Banking Unit
- Successful sales production initiatives
- Expanded sales force
- Built culture of accountability

**Accelerated Organic Growth**

- Over $800 million in loan originations (TTM) while maintaining strong credit quality
- Stabilized net interest income
- 3Q13 – Reached key inflection point where organic loan growth outpaced workouts/ paydowns
- $291 million (47%) annual decrease (TTM) in non-strategic loans
- Improved deposit mix

**Managed Capital Opportunistically**

- Active M&A pipeline with significant future opportunities
- Paid >$300 million dividend from Bank to HoldCo
- Repurchased $166 million (16.1% of outstanding shares) since IPO[1]
- Remaining $30.6 million share repurchase[1] authorization
- 5 cent quarterly dividend

**Expanded Efficiency Initiatives**

- Banking center consolidation - Exited four CA banking centers and 32 retirement centers
- Reduced operating expenses through streamlining support/operating functions
- Aggressively reduced problem loan/OREO expenses
- LT goal of <60% efficiency ratio

[1]Through 9-May-2014.

8

National Bank Holdings CORPORATION

9     NBHC Markets and Family of Brands Banking Centers (97)  50 full-service banking centers  28 commercial bankers  5 NBH Capital Finance bankers  1.3% deposit market share across Colorado  Ranks #6 in market share of Colorado headquartered banks  45 full-service banking centers  15 commercial bankers  3.9% deposit market share in Kansas City MSA  Ranks #6 in banking centers in Kansas City MSA  2 full-service commercial and private banking center locations in Austin and Dallas, TX  7 commercial bankers CO TX Source: SNL Financial. Deposit data as of 30-June-2013. Attractive and Growing Markets Dallas Austin Denver Kansas City CO KS MO 25 70 35 71 70 70 35

10 Key Statistics by MSA Source: SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis. Note: “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-13. Front Range unemployment based on a weighted average of Feb-14 unemployment and 2013 population for each MSA. ¹ Based on U.S. Top 20 MSAs (determined by population). Our Markets are Attractive  Equal or Better Than U.S. Average U.S. 2013 Population (mm) 314.5 2.0 2.6 4.2 Population CAGR (‘13-’18E) 0.7%  0.7%  1.4%  1.4% 2013 Median Household Income $51.3K  $53.9K  $58.5K  $58.3K Household Income CAGR (‘13-’18E) 3.0%  3.2%  4.3%  4.2% # of Businesses (000s) 76.0 114.9 182.7 Unemployment Rate (Feb-14) 6.7% 6.9%  6.5%  6.6% 2012 Real GDP per Capita $45.6K  $48.3K  $55.9K  $52.5K Real GDP Growth (’08-’12) 3.17% 2.55%  4.72%  5.59 % Home Price Index (2013-5yr Change) 4.2% 1.4%  11.7%  10.1 % Branch Penetration (per 100k people) 30.5 37.1  25.9  26.8 Deposits per Branch ($mm) $88 $61  $93 $77 Top 3 Combined Deposit Market Share 50% ¹  38% 53% 53% B a n kin g Kansas City, MO Denver, CO Front Range D emo g rap h ic s E c o n o m ic s

11 $158 $518 $1,083 $1,261 $2,116 $1,315 $771 $701 $2,274 $1,833 $1,854 $1,962 4QE11 4QE12 4QE13 1QE14 Originated Purchased $1,189 $711 $350 $321 4QE11 4QE12 4QE13 1QE14 Comm. 31% Agriculture 9% Owner Occupied 8% CRE 14% Resi 35% Consumer 2%  Loan growth inflection point achieved in 3Q13  Investments in commercial bankers adding value – 45 of 55 are new hires  Relationship banking model with a focus on the markets we serve  Originated portfolio has excellent credit quality with 0.14% net charge-offs in 1Q14 and 0.10% non-accruals as of 3/31/14 Strategic Loan Composition Total Loans ($ in millions) New Loan Originations Organic Loan Growth Strategy is Accelerating Strategic Non-Strategic Commercial Related 62% Inflection Point $46 $40 $61 $81 $61 $79 $137 $204 $186 $36 $44 $67 $59 $48 $88 $55 $40 $31 $82 $84 $128 $140 $109 $167 $192 $244 $217 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Commercial Consumer $518 $1,083 $1,261 $1,080 $604 $421 $379 $1,080 $1,122 $1,504 $1,640 4QE11 4QE12 4QE13 1QE14 Originated Purchased 10 legacy RMs, rest new. Should be 45 of 55 are new hires. What does new have to do with adding value?

# Originated Loans Credit Quality ($1.3 Billion Outstanding)



Consumer, 31%
Commercial & Industrial[1], 60%
Non Owner-Occupied CRE, 9%
25%
5%
1%
7%
9%
5%
7%
6%
2%
5%
2%
1%
2%
2%
11%
2%
3%
1%
<1%
1%

**Commercial & Industrial[1], 60%**
- Oil & Gas, 7%
- Ag, 9%
- Manufacturing, 5%
- Real Estate, Rental, & Leasing, 7%
- Construction, 6%
- Finance & Insurance, 2%
- Transportation & Warehousing, 5%
- Stock and Securities Secured, 2%
- Health Care & Social Assistance, 1%
- Wholesale Trade, 2%
- Retail Trade, 2%
- All Other C&I, 11%

**Non Owner-Occupied CRE, 9%**
- Hotel & Lodging, 2%
- Commercial & Industrial, 3%
- Office, 1%
- Multi-Family, <1%
- All Other, 1%

**Consumer, 31%**
- Residential Sr. Lien, 25%
- Residential Jr. Lien, 5%
- Consumer, 1%

## Strong Credit Quality of Originated Loans

### Non-Accrual Loans



$ in millions
Non-accrual
$1.1
$0.9
$0.9
$0.7
$0.9
$1.2
4QE12 1QE13 2QE13 3QE13 4QE13 1QE14
Non-accrual

### NA's/Originated Loans



0.25%
0.16%
0.14%
0.09%
0.09%
0.10%
4QE12 1QE13 2QE13 3QE13 4QE13 1QE14

## Portfolio Characteristics

- 1Q 2014 Net charge-offs of 14 bps
- 2013 Net charge-offs of 3 bps
- Commercial loans originated in Q1 2014
  - Average funding of $980k
  - Average commitment, including unused, of $1mm
- Residential loans originated in Q1 2014
  - Average FICO of 763
  - Average LTV of 65%
  - Average funding per loan of $113k
- Top 25 originated relationships:
  - Average funded balance of $10.9 million
  - Average commitment of $15.3 million

[1]Includes owner-occupied CRE.

12

National Bank Holdings CORPORATION

13 Attractive $407 Million of 310-30 Loan Pools Strong Credit Quality of Non 310-30 Loans Strong Loss-Share Coverage of Total NPA’s Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses1 Nonperforming Non 310-30 Originated Nonperforming Loans 1Does not include $9.9 million of purchase accounting marks. Strong Credit Quality of $1.6 Billion Of Non 310-30 Loans Accretable Yield Reclassification Life-to-Date $172.2 $147.5 $24.7 Inc. in Accr. Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact 0.68% 0.79% 0.27% 0.09% FY11 FY12 FY13 1Q14 0.97% 1.06% 0.80% 0.82% YE11 YE12 YE13 1QE14 $80.3 $79.9 $45.6 $55.6 $92.6 $57.1 $61.7 $43.8 2.7% 2.5% 2.2% 2.0% YE11 YE12 YE13 1QE14 NPAs - Non-Covered NPAs - Covered NPAs / Total Assets 5.49% 4.04% 1.51% 2.08% YE11 YE12 YE13 1QE14 Non-accrual >90 Days TDR 0.66% 0.42% 1.35% YE12 YE13 1QE14 Non-accrual >90 Days TDR

14 Deposit Composition Cost of Deposits Time Deposit Maturity (1QE14) ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Avg Rate 0.49% 0.52% 0.92% 1.21% 1.34% 1.31% Growing Low Cost Transaction Accounts $2,258 $2,402 $2,453 $2,478 4Q11 4Q12 4Q13 1Q14 $2,932 $1,833 $1,544 $1,464 4Q11 4Q12 4Q13 1Q14 24% 29% 28% 28% 21% 29% 33% 35% 33% 27% 25% 24% 22% 15% 14% 13% $5,063 $4,201 $3,838 $3,866 YE11 YE12 YE13 1QE14 Demand & NOW Savings & MM Retail Time Jumbo Time 45% Non- Time 63% Non- Time 58% Non- Time 61% Non- Time 1.05% 0.64% 0.41% 0.37% FY11 FY12 FY13 1Q14 $517 $403 $383 $96 $24 $21 36% 28% 26% 7% 2% 1% <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits

15 Delivering on Commercial Banking Strategy Invested in Commercial Capabilities  Team of 55 experienced commercial bankers  Committed to consistent top-grading of bankers (19 new commercial bankers recruited in 2013)  Established Capital Finance, Government Banking and Non Profit specialty lines  Additional focus on agriculture and energy segments  Built culture of accountability Well Positioned For Growth  Loan production momentum with 98% increase in loan fundings versus prior year  Gaining on $15 million goal of annual production per banker  Rolled out client interest swap program  Full treasury management capabilities

16 Delivering on Consumer & Small Business Banking Strategy Optimized Banking Center Distribution  Exited California and retirement center locations  Rolled out teller staffing efficiency model  Consolidated management responsibilities  Built culture of accountability Well Positioned For Growth  Launched consumer relationship product suite  Focus on increasing transaction accounts and client share of wallet  Emphasis on residential mortgages (1st, 2nd and home equity loans/lines)  Emphasis on growing small business deposits and loans  Gaining on $4 million goal of consumer loan production per banking center  Continue to invest in client facing talent – 34 new banking center managers hired in 2013 See email from Patrick om 5/6/14 for how to measure.

# Proven Acquirer – Unassisted and FDIC-Assisted Transactions

## Kansas City MSA

### Bank Midwest

- Jul-2010 / Dec-2010
- Assets: $2.4bn
- Deposits: $2.4bn
- Full-Service Branches: 39
- Unassisted transaction

### Hillcrest Bank

- Oct-2010
- Assets: $1.4bn
- Deposits: $1.2bn
- Full Service Branches: 9
- FDIC / Loss Share

## Colorado

### Bank of Choice

- Jul-2011
- Assets: $950mm
- Deposits: $760mm
- Full-Service Branches: 16
- FDIC / No Loss Share

### CBoC

- Oct-2011
- Assets: $1.2bn
- Deposits: $1.2bn
- Full-Service Branches: 40
- FDIC / Loss Share

| | Balance Sheet | | Full-Serv. | Transaction | | Accounting Impact | | |
|---|---|---|---|---|---|---|---|---|
| *($mm)* | Assets Acquired | Deposits Assumed | Banking Centers | Capital Deployed | Implied P / TBV[1] | A-T Bar. Purch. Gain[2] | A-T Accr. Yield[2] | GW & Intangibles |
| **All Transactions** | **$ 5,981** | **$ 5,575** | **104** | **$ 650** | **1.1 x** | **$ 59** | **$ 181** | **$ 97** |

## Bank Midwest Transaction – Deposit Premium



2.2%
3.0%
3.5%
Bank Midwest
National Branch Deals 3
Midwest Branch Deals 3

## FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage [4]



1.4x
1.7x
1.1x
1.4x
1.4x
Hillcrest Bank
Bank of Choice
Community Banks of Colorado
Total Colorado
Total

*Source: SNL Financial.*

*[1] Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed.*

*[2] Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011.*

*[3] Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired.*

*[4] Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset.*

17

National Bank Holdings CORPORATION

18 Disciplined Acquirer with Significant Future Opportunities M&A Focus Target Geographies  Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO  Excess capital of $300mm¹  Management team experienced with M&A Well Positioned for Growth Potential In Footprint Acquisition Opportunities² Asset Size Range Total # of Banks Total Assets ($bn) # of Private Banks Private Assets ($bn) $1bn - $5bn 26 $ 48.1 18 $ 32.0 $500mm-$1bn 41 27.8 36 24.3 Total Opportunities 67 $ 75.9 54 $ 56.2 Source: SNL Financial ¹ Excess capital based on 10% Tier 1 Leverage ratio net of $25mm of capital at the HoldCo. ² Financial information as of 31-Dec-13. Includes opportunities in CO, KS, and MO.  Banks  Specialty Finance / Asset Generators  Wealth Management / Trust 25 35 71 7070 35 70

19 Financial Overview

20  Grew the strategic loan portfolio by $136.2 million, or 36.7% annualized, driven by $217.0 million in originations, a 98.4% increase over the first quarter of 2013.  Successfully exited $28.7 million, or 33.3% annualized, of the non-strategic loan portfolio.  Added a net $5.6 million to accretable yield for the acquired loans accounted for under ASC 310-30.  Credit quality metrics continued to reflect solid performance, with non-accrual loans decreasing to 0.50% of total loans at March 31, 2014 from 1.31% at December 31, 2013. Non-performing non 310-30 loans increased to 2.08% at March 31, 2014 from 1.51% at December 31, 2013 as a result of an increase in accruing restructured loans.  Average transaction deposits and client repurchase agreements increased $25.5 million during the first quarter, or 4.2% annualized.  Net interest income stabilized and totaled $43.3 million, a nominal $0.2 million decrease from the prior quarter primarily attributable to two fewer days in the quarter.  Operating costs before problem loan/OREO workout expenses and the benefit of the change in the warrant liability decreased $1.4 million, or a non-annualized 3.6%, from the prior quarter.  Problem loan/OREO workout expenses totaled $2.3 million, decreasing $2.2 million from the prior quarter.  Repurchased 454,706 shares during the first quarter, or 1.0% of outstanding shares, at a weighted average price of $19.35 per share. Since late 2012 and through May 9, 2014, repurchased shares totaled 7.9 million, or 16.1% of outstanding shares, at a weighted average price of $19.72.  At May 9, 2014, the remaining repurchase authorization stood at $30.6 million.  At March 31, 2014, tangible common book value per share was $18.44 before consideration of the excess accretable yield value of $0.76 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. First Quarter 2014 Results Summary

# On the Path to 1% ROATA

**Accounting "noise" is burning-off**

- Significant impact of FDIC IA amortization non-cash charges declining
- Have aggressively been resolving acquired problem assets
- Managing toward the end of FDIC loss-share

**Will be left with:**

- Growing loan portfolio
- Sound credit quality
- Stabilized net interest income
- The benefits of recent efficiency actions

## Adjusted[1] ROATA



0.52%
0.30%
0.22%
0.64%
0.45%
0.19%
1Q13
1Q14
Reported
Adjustments

## Adjusted[1] Diluted EPS



$0.11
$0.07
$0.04
$0.15
$0.12
$0.03
1Q13
1Q14
Reported
Adjustments

## Adjusted[1] Efficiency Ratio



88.29%
81.01%
87.65%
72.10%
1Q13
1Q14
Reported
Adjusted

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
[1] Adjusted calculations exclude the impacts of FDIC indemnification asset amortization, other FDIC loss sharing income(loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income, OREO expenses, problem loan expenses, warrant income/expense and the related tax impacts.

21

National Bank Holdings CORPORATION

22 Originated $1,261 Covered $43 Non-Covered $251 Covered $245 Non- Covered $162 Loans 40% Investment Securities 48% Cash 4% Other Assets 7% Non 310-30 Loans $1,555mm 79% 310-30 Loan Pools $407mm 21% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet  58% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  Low risk-weighted assets to average assets ratio of 45%  98% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity Loan Portfolio  36% of portfolio was fair value marked at acquisition  $288mm or 15% is covered by FDIC loss share  21% are in accounting loan pools that are re-measured quarterly Note: Data as of 31-March-14. Total Assets: $4.9bn Total Loans: $2.0bn FDIC Indemnification Asset 1% Originated 64% Acquisition Marked 21% Acquisition Marked & Covered 15% ($ in millions)

23 $171 $48 $45 $42 $52 $39 $20 $15 $223 $87 $64 $57 YE11 YE12 YE13 1QE14 Projected Improved Client Cash Flows Projected FDIC Loss-Share Billings Covered Assets Covered Assets Strong Covered Asset Performance Forecast Amortization of FDIC Indemnification Asset ($ in millions)  Quarterly valuations continue to show cash flow improvements in covered assets  Most covered loans accounted for under ASC 310-30; yielding 15.93% in 1Q14  Loss share agreements expire in 4Q15 and 4Q16 $18.6 $7.6 $5.6 $3.2 $2.2 2014E 1Q14A 2Q14E 3Q14E 4Q14E $953 $608 $309 $288 $77 $46 $39 $37 $1,030 $654 $348 $325 YE11 YE12 YE13 1QE14 Loans OREO FDIC Indemnification Asset Amortization Remainder of 2014: $11.0 2015: $3.6 2016: $0.3 Total: $14.9

24 31-Dec-11 31-Dec-12 31-Dec-13 31-Mar-14 Book Value Available-for-Sale $ 1,786 $ 1,681 $ 1,816 $ 1,739 Held-to-Maturity 7 548 622 598 "Locked-in" Gains (HTM) 0 29 20 18 Total Book Value $ 1,793 $ 2,258 $ 2,458 $ 2,355 Available-for-Sale Unrealized Gains / (Losses) 77 37 (31) (18) Fair Market Value of Portfolio $ 1,870 $ 2,295 $ 2,427 $ 2,337 Portfolio Yield (Spot) 3.23% 2.42% 2.21% 2.23 % Portfolio Duration 3.2 3.2 3.6 3.5 Weighted-Average Life 3.5 3.4 3.9 3.8 Investments by Asset Class1 (1Q14) Portfolio Summary1 ($ in millions) ¹ Excludes $29mm, $33mm, $32mm, and $31mm of FHLB / FRB stock as of 31-Dec-11, 31-Dec-12, 31-Dec-13, and 31-Mar-14, respectively. ² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P.  100% of portfolio AAA rated or U.S. agency backed2  Stable duration of 3.5 years  OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity.  As of March 31, 2014 net unrealized gain was $0.5 Conservative Investment Portfolio 36% 4% 58% 1% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Other

25 Note: Interest Rate Risk as of 31-March-2014. 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 (1.11)% 2.32% 4.09% (1.39)% 3.15% 6.04% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % Ch a n g e Interest Rate Shock 31-Dec-13 31-Mar-14 Net Interest Income Sensitivity

26 Net Interest Margin2 Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and other income. 2 Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for 1Q14 was $159 thousand. Strong Yields on Loan Portfolio Adjusted Non-Interest Income¹ ($ in millions) Net Interest Income Stabilized P&L Metrics $53.3 $51.9 $49.5 $49.6 $45.6 $44.3 $45.5 $43.6 $43.3 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 3.40% 3.98% 3.81% 3.94% FY11 FY12 FY13 1Q14 7.72% 9.49% 12.35% 15.93% 8.41% 7.15% 5.50% 4.52% FY2011 FY2012 FY2013 1Q14 310-30 Loans Non 310-30 Loans $ 37.3 $ 20.2 $(0.4) $31.2 $30.2 $6.9 13.3% 14.4% 13.8 % FY12 FY13 1Q14 Non-interest income Adjusted NII Adj. Fee Income Ratio 2

27 $141 $174 $163 $152 $14 $29 $17 $9 $1 $7 $4 $(3) $156 $210 $184 $158 FY11 FY12 FY13 1Q14 Annualized Operating Problem Loan / OREO Other¹ Expenses  Exited four non-core California banking centers  Consolidated 32 retirement centers into existing traditional banking centers  Bank-wide operational streamlining including: ̶ Non-sales staffing models ̶ Vendor consolidations ̶ Professional services  Manage down problem loan/OREO expenses Efficiency Actions Taken Operating Improvement Initiatives  Continuous improvement focus  <60% long-term efficiency ratio goal  Banking center optimization  Improving client experience  Enhancing operational efficiencies  Reducing discretionary spending 1 Other expenses include: IPO expenses, banking center closure charges and change in fair value of warrant liability. ($ in millions) Annual Quarterly $41 $42 $41 $39 $38 $7 $3 $2 $5 $2 $(1) $ 0 $ 4 $ 1 $(1) $48 $45 $47 $44 $39 1Q13 2Q13 3Q13 4Q13 1Q14 Operating Problem Loan / OREO Other¹ Efficiency Actions

28 Looking Ahead

29 ROATA 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents 1Q14 adjustments to ROATA.  Stable net interest income  FDIC IA negative amortization ending < two years  FDIC Loss Share Ending  Reduction in work- out expenses  Ramp-up of loan production  Continue reducing cost of funds  Fee business initiatives  Expanded product offerings  Higher yielding acquired loans run-off Organic Earnings Potential 0.19% 1.00% - 1.25 % Target ROATA 1Q14¹ FDIC Accounting Noise & Workout Expenses Organic Growth Run-off Acquired Portfolios Pro Forma 0.64%1,2 0.45%

30 Fully Levered Targets Assets ~$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Key Long-Term Financial Targets

31 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Loan balance inflection point achieved early as a result of strong organic growth  Net interest income has stabilized  Expertise in mergers and acquisitions with substantial future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors

32 Appendix

33  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chief Executive Officer (31 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (28 years in banking)  Vice Chairman and Chief Financial Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer at PNC Brian Lilly Chief Financial Officer (33 years in banking) NBHC Management Team  Partner with law firm Stinson Leonard Street LLP  Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (17 years in legal and banking)  Bank president and chief risk officer and group EVP of Citizens Financial Group  Executive roles at US Bank, Firstar Bank and Mercantile Bank Tom Metzger Chief of Enterprise Technology & Integration & President, Bank Midwest & Hillcrest Bank (40 years in banking)

34 Title Past Experience Name Tim Laney Chairman, President and CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director  Chairman, President and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

# Reconciliation of Non-GAAP Measures

*($ in millions, except per share)*

| | As of and for the Year Ended | | | As of and for the 3-months Ended | | | | |
|---|---|---|---|---|---|---|---|---|
| | 31-Dec-11 | 31-Dec-12 | 31-Dec-13 | 31-Mar-13 | 30-Jun-13 | 30-Sep-13 | 31-Dec-13 | 31-Mar- 14 |
| Total stockholders' equity | $1,089 | $1,091 | $898 | $1,087 | $1,044 | $1,031 | $898 | $896 |
| Less: goodwill | (60) | (60) | (60) | (60) | (60) | (60) | (60) | (60) |
| Add: deferred tax liability related goodwill | 2 | 3 | 5 | 4 | 4 | 4 | 5 | 5 |
| Less: intangibles | (33) | (28) | (22) | (26) | (25) | (24) | (22) | (21) |
| **Tangible common equity** | $998 | $1,006 | $821 | $1,004 | $964 | $952 | $821 | $820 |
| | | | | | | | | |
| Total assets | $6,352 | $5,411 | $4,914 | $5,258 | $5,221 | $5,162 | $4,914 | $4,914 |
| Less: goodwill | (60) | (60) | (60) | (60) | (60) | (60) | (60) | (60) |
| Add: deferred tax liability related goodwill | 2 | 3 | 5 | 4 | 4 | 4 | 5 | 5 |
| Less: intangibles | (33) | (28) | (22) | (26) | (25) | (24) | (22) | (21) |
| **Tangible assets** | $6,261 | $5,327 | $4,837 | $5,175 | $5,140 | $5,083 | $4,837 | $4,838 |
| | | | | | | | | |
| Common book value per share calculations: | | | | | | | | |
| Total stockholders' equity | $1,089 | $1,091 | $898 | $1,087 | $1,044 | $1,031 | $898 | $896 |
| Divided by: Ending shares outstanding | 52,158 | 52,328 | 44,918 | 52,315 | 51,377 | 51,213 | 44,918 | 44,486 |
| **Common book value per share** | $20.87 | $20.84 | $19.99 | $20.77 | $20.33 | $20.14 | $19.99 | $20.14 |
| | | | | | | | | |
| Tangible common book value per share calculations: | | | | | | | | |
| Tangible common equity | $998 | $1,006 | $821 | $1,004 | $964 | $952 | $821 | $820 |
| Divided by: Ending shares outstanding | 52,158 | 52,328 | 44,918 | 52,315 | 51,377 | 51,213 | 44,918 | 44,486 |
| **Tangible book value per share** | $19.13 | $19.23 | $18.27 | $19.20 | $18.76 | $18.60 | $18.27 | $18.44 |
| | | | | | | | | |
| Total stockholders' equity to total assets | 17.14% | 20.16% | 18.27% | 20.67% | 20.00% | 19.98% | 18.27% | 18.23% |
| Less: impact of goodwill and intangibles, after tax | (1.20)% | (1.27)% | (1.30)% | (1.26)% | (1.25)% | (1.24)% | (1.30)% | (1.27)% |
| **Tangible common equity to tangible assets** | 15.94% | 18.89% | 16.97% | 19.41% | 18.75% | 18.74% | 16.97% | 16.96% |

35

National Bank Holdings CORPORATION

# Reconciliation of Non-GAAP Measures (cont'd)

*($ in millions, except per share)*

| | As of and for the Year Ended | | | As of and for the 3-months Ended | | | | |
|---|---|---|---|---|---|---|---|---|
| | 31-Dec-11 | 31-Dec-12 | 31-Dec-13 | 31-Mar-13 | 30-Jun-13 | 30-Sep-13 | 31-Dec-13 | 31-Mar-14 |
| Return on average equity | 4.01% | (0.05)% | 0.67% | 0.78% | 1.08% | 0.36% | 0.42% | 0.64% |
| Add: impact of goodwill and intangibles, after tax | 0.33% | 0.00% | 0.08% | 0.06% | 0.08% | 0.03% | 0.07% | 0.06% |
| Add: impact of core deposit intangible expense, after tax | 0.28% | 0.32% | 0.31% | 0.33% | 0.33% | 0.34% | 0.33% | 0.40% |
| **Return on average tangible equity** | 4.62% | 0.27% | 1.06% | 1.17% | 1.49% | 0.73% | 0.82% | 1.10% |
| | | | | | | | | |
| Return on average assets | 0.81% | (0.01)% | 0.13% | 0.16% | 0.22% | 0.07% | 0.08% | 0.12% |
| Add: impact of goodwill and intangibles | 0.01% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of core deposit intangible expense, after tax | 0.06% | 0.06% | 0.07% | 0.06% | 0.07% | 0.07% | 0.07% | 0.07% |
| **Return on average tangible assets** | 0.88% | 0.05% | 0.20% | 0.22% | 0.29% | 0.14% | 0.15% | 0.19% |
| Add: impact of FDIC indemnification asset amortization, after tax | 0.07% | 0.15% | 0.23% | 0.22% | 0.14% | 0.20% | 0.35% | 0.40% |
| Add: impact of FDIC loss sharing income (expense), after tax | (0.02)% | (0.13)% | (0.03)% | (0.16)% | (0.06)% | 0.06% | 0.02% | 0.05% |
| Add: impact of gain on sale of previously charged-off acquired loans, after tax | (0.07)% | (0.05)% | (0.02)% | (0.02)% | (0.02)% | (0.01)% | (0.01)% | (0.02)% |
| Add: impact of OREO related write-ups and other income, after tax | (0.01)% | (0.03)% | (0.06)% | (0.05)% | (0.05)% | (0.03)% | (0.10)% | (0.05)% |
| Add: impact of bargain purchase option, after tax | (0.73)% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of gain on sale of securities, after tax | 0.01% | (0.01)% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of change in fair value of warrant liabilities, after tax | 0.00% | (0.01)% | 0.01% | (0.03)% | 0.02% | 0.02% | 0.03% | (0.05)% |
| Add: impact of OREO expenses, after tax | 0.12% | 0.22% | 0.13% | 0.22% | 0.12% | 0.02% | 0.16% | 0.08% |
| Add: impact of problem loan expenses, after tax | 0.05% | 0.09% | 0.07% | 0.11% | 0.04% | 0.05% | 0.06% | 0.04% |
| Add: impact of acquisition expenses, after tax | 0.06% | 0.01% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of IPO related expenses, after tax | 0.01% | 0.09% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of IPO related stock-based comp expense, after tax | 0.00% | 0.06% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of banking center closure related expense, after tax | 0.00% | 0.00% | 0.04% | 0.00% | 0.00% | 0.16% | 0.00% | 0.00% |
| **Adjusted return on average tangible assets** | 0.37% | 0.44% | 0.57% | 0.51% | 0.48% | 0.61% | 0.66% | 0.64% |

36

National Bank Holdings CORPORATION

# Reconciliation of Non-GAAP Measures (cont'd)

*($ in millions, except per share)*

| | As of and for the Year Ended | | | As of and for the 3-months Ended | | | | |
|---|---|---|---|---|---|---|---|---|
| | 31-Dec-11 | 31-Dec-12 | 31-Dec-13 | 31-Mar-13 | 30-Jun-13 | 30-Sep-13 | 31-Dec-13 | 31-Mar-14 |
| Reported non-interest income | $89.5 | $37.4 | $20.2 | $7.2 | $7.3 | $3.3 | $2.4 | $(0.4) |
| Less: impact of FDIC indemnification asset amortization | 6.1 | 13.8 | 18.9 | 4.7 | 3.0 | 4.2 | 7.1 | 7.6 |
| Less: impact of FDIC loss sharing (income) expense | (1.4) | (12.1) | (2.8) | (3.3) | (1.2) | 1.2 | 0.4 | 1.0 |
| Less: impact of gain on previously charged-off acquired loans | (5.9) | (4.3) | (1.3) | (0.5) | (0.5) | (0.2) | (0.2) | (0.3) |
| Less: impact of OREO related write-ups and other income | (0.5) | (2.9) | (4.8) | (1.0) | (1.0) | (0.7) | (2.1) | (1.0) |
| Less: impact of bargain purchase option | (60.5) | - | - | - | - | - | - | - |
| Less: impact of loss / (gain) on sale of securities | 0.6 | (0.7) | - | - | - | - | - | - |
| **Adjusted non-interest income** | **$27.9** | **$31.2** | **$30.2** | **$7.1** | **$7.6** | **$7.8** | **$7.6** | **$6.9** |
| Reported non-interest expense | $155.5 | $209.6 | $184.0 | $47.9 | $45.2 | $46.6 | $44.2 | $39.0 |
| Less: impact of change in fair value of warrant liabilities | 0.1 | 1.4 | (0.8) | 0.6 | (0.3) | (0.4) | (0.6) | 0.9 |
| Less: impact of OREO expenses | (10.0) | (20.3) | (11.0) | (4.7) | (2.5) | (0.5) | (3.3) | (1.6) |
| Less: impact of problem loan expenses | (4.4) | (8.5) | (5.6) | (2.3) | (0.9) | (1.1) | (1.3) | (0.7) |
| Less: impact of acquisition expenses | (4.9) | (0.9) | - | - | - | - | - | - |
| Less: impact of IPO related expenses | (0.6) | (8.0) | - | - | - | - | - | - |
| Less: impact of IPO related stock-based comp expense | - | (4.9) | - | - | - | - | - | - |
| Less: impact of banking center closure related expenses | - | - | (3.4) | - | - | (3.4) | - | - |
| **Adjusted non-interest expense** | **$135.7** | **$168.4** | **$163.2** | **$41.5** | **$41.5** | **$41.2** | **$39.0** | **$37.6** |
| Efficiency ratio | 61.72% | 84.53% | 89.70% | 88.29% | 85.05% | 92.68% | 93.36% | 87.65% |
| Add: impact of FDIC indemnification asset amortization, after tax | (2.06)% | (4.95)% | (8.14)% | (7.78)% | (4.88)% | (7.31)% | (12.98)% | (13.27)% |
| Add: impact of FDIC loss sharing income (expense), after tax | 0.47% | 4.33% | 1.21% | 5.46% | 1.96% | (2.07)% | (0.85)% | (1.67)% |
| Add: impact of gain on sale of previously charged-off acquired loans, after tax | 1.99% | 1.54% | 0.57% | 0.74% | 0.74% | 0.39% | 0.40% | 0.52% |
| Add: impact of OREO related write-ups and other income, after tax | 0.18% | 1.05% | 2.07% | 1.62% | 1.66% | 1.26% | 3.84% | 1.69% |
| Add: impact of bargain purchase option, after tax | 20.37% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of gain on sale of securities, after tax | (0.22)% | 0.24% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of change in fair value of warrant liabilities, after tax | 0.03% | 0.59% | (0.39)% | 1.19% | (0.62)% | (0.83)% | (1.33)% | 1.79% |
| Add: impact of OREO expenses, after tax | (5.44)% | (8.62)% | (5.24)% | (8.96)% | (4.80)% | (0.86)% | (6.41)% | (3.25)% |
| Add: impact of problem loan expenses, after tax | (2.39)% | (3.62)% | (2.70)% | (4.42)% | (1.73)% | (2.13)% | (2.51)% | (1.36)% |
| Add: impact of acquisition expenses, after tax | (2.69)% | (0.37)% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of IPO related expenses, after tax | (0.33)% | (3.39)% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of IPO related stock-based comp expense, after tax | 0.00% | (2.10)% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% | 0.00% |
| Add: impact of banking center closure related expense, after tax | 0.00% | 0.00% | (1.62)% | 0.00% | 0.00% | (6.36)% | 0.00% | 0.00% |
| **Adjusted efficiency ratio** | **71.63%** | **69.23%** | **75.46%** | **76.14%** | **77.38%** | **74.77%** | **73.52%** | **72.10%** |

37

National Bank Holdings Corporation